PRUDENTIAL INVESTMENT PORTFOLIOS 5

PGIM Target Date 2015 Fund

Supplement dated September 19, 2024 to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information

Proposed Reorganization

The Board of Trustees of Prudential Investment Portfolios 5, on behalf of the PGIM Target Date 2015 Fund (“2015 Fund”), and the Board of Trustees of Prudential Investment Portfolios 5, on behalf of the PGIM Target Date Income Fund (“Income Fund,” and, together with the 2015 Fund, the “Funds”), have approved the reorganization of the 2015 Fund into the Income Fund (the “Reorganization”). As disclosed in the 2015 Fund’s Prospectus, when the 2015 Fund’s target allocations match the asset allocations of the Income Fund (which is approximately ten years after 2015, the 2015 Fund’s target date), the Board may combine the 2015 Fund with the Income Fund without shareholder approval. As a result of the Reorganization, the 2015 Fund’s shareholders will become shareholders of the Income Fund.

Pursuant to the terms of the Reorganization, the assets and liabilities of the 2015 Fund will be exchanged for shares of the Income Fund. The Income Fund shares to be received by the 2015 Fund shareholders in the Reorganization would be equal in value and of the same class, and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the 2015 Fund shares held by such shareholders immediately prior to the Reorganization.

Under the terms of the Reorganization, the 2015 Fund’s shareholders will become shareholders of the Income Fund. No sales charges will be imposed in connection with the proposed transaction. The 2015 Fund will bear the costs in connection with the Reorganization. It is anticipated that the Reorganization will qualify as a tax-free Reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization.

It is anticipated that an information statement/prospectus relating to the Reorganization will be mailed to the shareholders during the fourth quarter of 2024. If all required closing conditions are satisfied, it is expected that the Reorganization will be completed in January of 2025 or as soon as reasonably practicable thereafter. The Reorganization will not require approval by the 2015 Fund’s shareholders.

The 2015 Fund is expected to distribute ordinary income and realized capital gains, if any, to its shareholders prior to the closing date of the Reorganization. The 2015 Fund’s shareholders who do not hold their shares in a tax- advantaged account may receive a taxable capital gain distribution.

Shareholders of the 2015 Fund who do not wish to own shares in the Income Fund may: (1) redeem shares of the 2015 Fund, or (2) exchange shares of the 2015 Fund for shares of another PGIM Fund of the same share class or the PGIM Government Money Market Fund prior to the Closing Date by contacting us at 800-225-1852. Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

This document is not an offer to sell shares of the Income Fund, nor is it a solicitation of an offer to buy any such shares. Please read the information statement/prospectus carefully, when it is available, because it contains important information about the Reorganization and the Income Fund.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

LR1479